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                                                              Exhibit 12


                             JOINT FILING AGREEMENT
                          PURSUANT TO RULE 13d-1(f)(1)

               The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated:   February 6, 1997



                                               PIONEER VENTURE FUND


                                               By: /s/ Benjamin Nazarian
                                             Name: Benjamin Nazarian
                                            Title: General Partner




                                               UNION COMMUNICATIONS COMPANY


                                               By: /s/ Parviz Nazarian
                                             Name: Parviz Nazarian
                                            Title: General Partner




                                               DBN INVESTMENT COMPANY


                                               By: /s/ Benjamin Nazarian
                                             Name: Benjamin Nazarian
                                            Title: General Partner


                                       5
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                                               /s/ Benjamin Nazarian
                                                   Benjamin Nazarian




                                               /s/ Dr. Pejman Salimpour
                                                   Dr. Pejman Salimpour




                                                    /s/ Neil Kadisha
                                                        Neil Kadisha




                                               NIPPON TEX INC. PROFIT SHARING
                                               PLAN DATED JUNE 25, 1996


                                               By: /s/ Eli Sassouni
                                                  Name:  Eli Sassouni
                                                  Title:  Trustee